February 25, 2008
United States Securities and Exchange Commission
Mail Stop 3628
100 F Street N.E.
Washington, D.C. 20549

Re:	Avnet, Inc.
Schedule TO-I
Filed February 13, 2009
File No. 005-20161
Ladies and Gentlemen:
     On behalf of Avnet, Inc., a New York corporation (“Avnet” or the “Company”), there is hereby transmitted for filing, pursuant to the Electronic Data Gathering, Analysis and Retrieval system, Amendment No. 1 to the Schedule TO of Avnet filed on February 13, 2009 (“Amendment No. 1”).
     Amendment No. 1 has been prepared in response to the staff’s comments to such filing. The staff’s comments are set forth in a letter dated February 23, 2009, from Peggy Kim, Special Counsel, Office of Mergers & Acquisitions, addressed to David R. Birk, Senior Vice President and General Counsel of the Company. Responses to such comments are set forth below and are keyed to the above-referenced comment letter. Unless otherwise noted, all references to page numbers refer to the Company Notice filed herewith as Exhibit (a)(1) to the Schedule TO.
Notice to Holders
When does the Put Option expire, page 2
1.	We note that you will not extend the offer period “unless required to do so by applicable law (including, but not limited to, the federal securities laws).” Please revise to describe how the offer may be extended. Refer to Item 1004(a)(1)(v) of Regulation M-A and Rule 13e-4(e)(3).
     Amendment No. 1 sets forth a revision that describes how the offer may be extended. The same revision was made at page 5 of the Company Notice, which pertains to the same term of the offer.

United States Securities and Exchange Commission
February 25, 2008

The Company’s Obligations to Purchase the Debentures, page 5
2.	Please note that a tender offer may be subject only to conditions that are not within the direct or indirect control of the offeror and that are drafted with sufficient specificity to permit objective verification that the conditions have been satisfied. We note that you describe the conditions as follows: (1) an event of default under the Indenture or Officers’ Certificate; (2) if the purchase is not unlawful; and (3) satisfaction of procedural requirements. Please revise to further describe the conditions, so that investors may understand whether the conditions have been satisfied.
     The Company Notice has been revised to inform investors that the only limitation on the Company’s obligation in respect of payment of the Purchase Price for surrendered Debentures is the term of the Indenture that provides that the Company may not purchase any Debentures at any time when an event of default or a default under the Indenture has occurred and is continuing. This change appears at the top of page 6.
Payment for Surrendered Debentures, page 13
3.	We note that you intend to use existing liquidity to purchase the Debentures. Please revise to describe the specific sources of the funds used in the transaction. Refer to Item 1007(a) of Regulation M-A.
     We have revised this disclosure to clarify that existing liquidity is from borrowings available under Avnet’s existing unsecured revolving credit agreement. If all Debentures are surrendered pursuant to the Put Option, the total Purchase Price will be $300.0 million. Current borrowing availability under the credit agreement is in excess of $400.0 million.
Exhibits
4.	Please file the form of documents required from holders of Debentures as an exhibit, or advise us. Refer to Item 12 of Schedule TO and corresponding Item 1016(g) of Regulation M-A.
     The Company has filed a form of Letter of Transmittal that holders of Debentures may use to surrender Debentures pursuant to the Put Option. The Company notes supplementally that the Company understands that all custodians and beneficial owners of Debentures hold the Debentures through The Depository Trust Company (“DTC”) accounts and that there are no certificated Debentures in non-global form. Accordingly, all Debentures surrendered for purchase must be delivered through the transmittal procedures of DTC’s Automated Tender Offer Program, subject to the terms and conditions of that system. The form of Letter of Transmittal is intended for use only if a Debenture is certificated and held outside of the DTC accounts.

United States Securities and Exchange Commission
February 25, 2008

     As requested in the comment letter, the Company hereby acknowledges that (i) it is responsible for the adequacy and accuracy of the disclosure in the filings, (ii) staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filings, and (iii) the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
     The Company believes the foregoing is responsive to the staff’s comment and hopes that the Company has resolved this comment to the Staff’s satisfaction. Your prompt attention to this response will be appreciated.
     If you have any questions regarding Amendment No. 1 or the foregoing response or if any additional information is needed, please call Joseph Richardson of Squire, Sanders & Dempsey L.L.P. at (602) 528-4801, and fax number (602) 253-8129.

Sincerely,

/s/ Squire, Sanders and Dempsey L.L.P.

Squire, Sanders and Dempsey L.L.P.

JPR/mlb